SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 4, 2004

Date of Report
(Date of Earliest Event Reported)

ONYX SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-25361	91-1629814

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100-112th Avenue NE, Suite 100, Bellevue, Washington 98004-4504

(Address of Principal Executive Offices) (Zip Code)

(425) 451-8060

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1   Press Release of Onyx Software Corporation dated February 4, 2004

Item 12. Results of Operations and Financial Condition

     On February 4, 2004, Onyx Software Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SOFTWARE CORPORATION

Dated: February 4, 2004	By:	/s/ BRIAN C. HENRY Brian C. Henry
Chief Financial Officer and
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Onyx Software Corporation dated February 4, 2004